UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016

DT ASIA INVESTMENTS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	6770	98-1192662
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 1102, 11/F.,

Beautiful Group Tower,

77 Connaught Road Central,

Hong Kong

(852) 2110-0081

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Stephen N. Cannon, Chief Executive Officer

100 Park Avenue, Suite 1600

New York, NY 10017

(212) 880-2677

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, DT ASIA INVESTMENTS LIMITED (“DT ASIA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING DT ASIA’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTIONS WITH ADRIE GLOBAL HOLDINGS LIMITED (“ADRIE”) DESCRIBED IN DT ASIA’S CURRENT REPORT ON FORM 8-K FILED JANUARY 13, 2016.

STOCKHOLDERS OF DT ASIA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, DT ASIA’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH DT ASIA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD IN CONNECTION WITH THE BUSINESS COMBINATION TRANSACTIONS, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ DT ASIA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2015 FOR A DESCRIPTION OF THE SECURITIES HOLDINGS OF THE DT ASIA OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITYHOLDERS IN THE EVENT OF A SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION TRANSACTIONS. DT ASIA’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITYHOLDERS OF DT ASIA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION TRANSACTIONS. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: DT ASIA INVESTMENTS LIMITED, ROOM 1102, 11/F, BEAUTIFUL GROUP TOWER, 77 CONNAUGHT ROAD CENTRAL, HONG KONG. THESE DOCUMENTS, ONCE AVAILABLE, AND DT ASIA’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBIT HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X REQUIREMENTS. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN DT ASIA’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT STOCKHOLDER APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS AND IN OTHER COMMUNICATIONS, IF ANY, TO DT ASIA SECURITYHOLDERS IN CONNECTION THEREWITH.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR THE SOLICITATION OF ANY PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DT ASIA OR ADRIE, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, DT ASIA’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

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SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; NATURAL DISASTERS; CHANGING INTERPRETATIONS OF U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGES IN LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS OF DT ASIA AND ADRIE, INCLUDING BUT NOT LIMITED TO DIFFICULTIES IN MAINTAINING AND MANAGING CONTINUED GROWTH, DIFFICULTIES WITH THE PERFORMANCE OF LOANS, FLUCTUATIONS IN REVENUE AND MARGINS AND DIFFICULTIES IN MEETING EARN-OUT TARGETS, RESTRICTIONS ON THE ABILITY TO MAKE DIVIDEND PAYMENTS; DIFFICULTIES IN ACQUIRING SMALLER COMPETITORS; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND THE FAILURE TO MAINTAIN THE LISTING OF DT ASIA’S SECURITIES ON THE NASDAQ STOCK MARKET. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITYHOLDER APPROVALS, THE FAILURE TO COMPLETE THE CONTEMPLATED PRIVATE PLACEMENT OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN DT ASIA’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING DT ASIA AND ADRIE, THE BUSINESS COMBINATION TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO DT ASIA, ADRIE OR ADRIE’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER DT ASIA, ADRIE NOR ADRIE SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 8.01.	Other Events

Commencing shortly after the filing of this Current Report on Form 8-K, DT Asia Investments Limited (“DT Asia”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing DT Asia’s securities, in connection with the proposed business combination transactions with Adrie Global Holdings Limited (“Adrie”) described in DT Asia’s Current Report on Form 8-K filed January 13, 2016. A copy of the written materials that DT Asia intends to use in connection with these presentations is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Investor Presentation – February 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2016	DT ASIA INVESTMENTS LIMITED

	By:	/s/ Stephen N. Cannon
Name: Stephen N. Cannon
Title: Chief Executive Officer

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